MFS(R) EMERGING MARKETS DEBT FUND

              Supplement to the Prospectus dated December 1, 2002.

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

Average Annual Total Returns (for the periods ended December 31, 2001):


     Returns Before Taxes           1 Year                  Life*
          Class I shares             21.87%                 11.79%

The fund commenced investment operations on March 17, 1998, with the offering of class A shares and class I shares.

_________________________

* Fund performance figures are for the period from the commencement of the Fund's investment operations on March 17, 1998, through December 31, 2001.


2.   EXPENSE SUMMARY

        Expense Table.  The "Expense Table" is supplemented as follows:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees...............................................    0.75%
      Distribution and Service (12b-1 Fees).........................    0.00%
      Other Expenses................................................    3.39%
      Total Annual Fund Operating Expenses..........................    4.14%
        Fee Waiver and/or Expense Reimbursement(1)..................   (2.93%)
        Net Expenses(2).............................................    1.21%
____________________
(1) MFS has contractually agreed to bear the fund's expenses, subject to reimbursement, such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.40% annually.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 1.15%.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                  Year 1      Year 3      Year 5   Year 10

        Class I Shares             $123        $990       $1,872    $4,143

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     o    any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

               invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

               MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                           Year Ended, July 31,                      Period Ended
                                                              2002          2001          2000          1999        July 31, 1998*
Per share data (for a share outstanding throughout each
period):
Net asset value - beginning of year                           $10.01      $  10.38      $   8.52     $   9.58          $  10.00
Income from investment operations# -
   Net investment incomess.                                   $ 1.05     $    1.15      $   1.13     $   0.78         $    0.25
   Net realized and unrealized gain (loss) on
investments and
     foreign currency                                           0.12         (0.18)         1.71        (1.28)            (0.67)
       Total from investment operations                       $ 1.17     $    0.97      $   2.84    $   (0.50)       $    (0.42)
Less distributions declared to shareholders -
   From net investment income                                  $(1.03)       $          $  (0.98)   $   (0.56)          $   --
                                                                        (1.28)
   From net realized gain on investments and foreign
     Currency transactions                                       --          (0.06)          --           --                --
       Total distributions declared to shareholders           $(1.03)     $  (1.34)      $ (0.98)     $ (0.56)          $   --
Net asset value - end of year                                 $10.15       $ 10.01       $ 10.38     $   8.52         $    9.58
Total return                                                   11.76%        10.74%        34.73%       (4.07)%           (4.20)%++
Ratios (to average net assets)/Supplemental datass.
   Expenses##                                                   0.34%         0.09%         0.05%        1.56%             1.70%+
   Net investment incomess.ss.                                    9.62%        11.34%        11.64%       10.15%             6.92%+
Portfolio turnover                                              364%          418%          338%          449%              68%
Net assets at end of year (000 Omitted)                         $1,940        $835          $180          $86                $1

_________________________
ss. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002, the Fund paid the investment advisor a fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

       Net investment incomess.ss.                               $0.03        $ 0.52      $   0.71      $  0.55           $  0.07
       Ratios (to average net assets):
         Expenses##                                               9.65%         6.36%         4.38%        4.53%             6.54%+
         Net investment incomess.ss.                              0.31%         5.07%         7.31%        7.18%             2.08%+


* For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement. ss.ss. As required, effective August 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                The date of this Supplement is December 1, 2002.